UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

Rocket Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Empire State Building
350 Fifth Ave, Suite 7530
New York, NY 10118
(Address of principal executive offices, including zip code)

(646) 440-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of Rocket Pharmaceuticals, Inc. (the “Company”), was held on June 16, 2020 (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 49,634,007 shares of common stock, or approximately 89.98% of the total outstanding shares eligible to be voted.  The holders present voted on the three proposals presented at the Annual Meeting as follows.

Proposal One — Election of Directors

The Company’s stockholders approved the election of eight directors to the Company’s Board of Directors (“Board”) by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roderick Wong, M.D.	41,555,972	1,129,910	6,948,125
Elisabeth Björk, M.D., Ph.D.	42,451,739	234,143	6,948,125
Carsten Boess	42,198,759	487,123	6,948,125
Pedro Granadillo	38,059,883	4,625,999	6,948,125
Gotham Makker, M.D.	38,042,880	4,643, 002	6,948,125
Gaurav Shah, M.D.	42,244,701	441,181	6,948,125
David P. Southwell	41,533,790	1,152,092	6,948,125
Naveen Yalamanchi, M.D.	35,939,067	6,746,815	6,948,125

Proposal Two — Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2020 by the following votes:

Votes For	Votes Against	Abstentions
49,299,095	333,550	1,362

Proposal Three — Stockholder Proposal

The Company’s stockholders did not approve a stockholder proposal to implement majority voting in uncontested director elections. The votes cast for Proposal Three at the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,193,145	22,047,356	445,381	6,948,125

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.

Date: June 18, 2020	By:	/s/ Gaurav Shah, M.D.
Gaurav Shah, M.D.
President, Chief Executive Officer and Director